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                           SCHEDULE 14A (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            JAG MEDIA HOLDINGS, INC.
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                (Name of Registrant as Specified in its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3)       Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)       Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

      1) Amount previously paid:

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      2) Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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      4) Date Filed:

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                            JAG Media Holdings, Inc.

For Immediate Release:

Contacts:

Stephen J. Schoepfer, EVP & COO
JAG Media Holdings, Inc.
(888) 828-4174
steve@jagnotes.com


                  JAG Media Holdings, Inc. Announces Filing of
                  Preliminary Proxy Statement with Proposal for
                             "Custody Only" Trading

Boca Raton, FL, December 18, 2002 - JAG Media Holdings, Inc. (OTCBB: JGMHA) announced today that it filed with the SEC a preliminary proxy statement for its annual stockholders meeting. In addition to the normal proposals for the election of directors of the Company and appointment of the Company's auditors, the preliminary proxy statement includes a non-binding proposal asking for its stockholders' views on "custody only" trading. This arrangement is designed to protect the Company's stockholders against naked short selling of the Company's stock.

Under "custody only" trading a company would implement a share transfer system which requires that any transfers of a company's stock be made only by delivery of physical stock certificates. Once received by the company's transfer agent, the certificates of the selling stockholder would be cancelled and a new certificate for the same number of shares would be issued in the buyer's name. Under such a system, no certificates would be issued in the name of Depository Trust Company, Cede & Co. or any other nominee.

Once the SEC's review of the preliminary proxy statement is completed, the Company will mail a definitive proxy statement to its stockholders of record. The date of the annual meeting of stockholders and the record date for the meeting will be specified in the definitive proxy statement that is mailed to stockholders. For stockholders' general information, the preliminary proxy statement is available on EDGAR.

Stockholders should note that only record holders of JAG Media Class A common stock or JAG Media Series 1 Class B common stock, as of the record date of the meeting, will be entitled to vote their shares. Anyone who currently holds shares of old JagNotes.com Inc. common stock and has not exchanged their certificates for JAG Media Class A common stock and JAG Media Series 1 Class B common stock in accordance with the terms of the approved plan of recapitalization prior to the record date of the meeting will not be entitled to vote on any proposals contained in the definitive proxy statement. Accordingly, any remaining holders of old JagNotes.com Inc. common stock should immediately forward their stock certificates directly to the Company's transfer agent, Computershare Investor Services, using a transmittal form prepared solely for use in connection with the recapitalization. This transmittal form is available on the Company's website at WWW.JAGNOTES.COM or can be obtained directly from the transfer agent at Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, CO 80401, Tel: (800) 962-4284/Fax: (303) 262-0700.

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JAG Media Holdings, Inc. will file a definitive proxy statement with the
Securities and Exchange Commission. THE DEFINITIVE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE PROPOSALS CONTAINED THEREIN. The definitive proxy statement will be made available to all stockholders of record of JAG Media Holdings, Inc. at no expense to them. The definitive proxy statement will also be available for free at the SEC's website at WWW.SEC.GOV.

Certain officers and directors of JAG Media Holdings, Inc. may be considered participants in the solicitation. Please see the preliminary proxy statement on file with the SEC for a description of the interests of these individuals in the solicitation.


About JAG Media Holdings, Inc.

JAG Media Holdings, Inc. is a provider of Internet-based equities research and financial information that offers its subscribers a variety of stock market research, news, commentary and analysis, including "JAG Notes", the Company's flagship early morning consolidated research product. The Company also offers, through its wholly-owned subsidiary, JAG Company Voice LLC, its "Company Voice" service which provides publicly traded companies with production services and distribution for their corporate messages in streaming video/audio format. The Company's websites are located at WWW.JAGNOTES.COM and WWW.THECOMPANYVOICE.COM.


Safe Harbor Statement - Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements, with words such as "Anticipate, "believe," "expect," "future," "may," "will," "should," "plan," "projected," "intend," and similar expressions to identify forward-looking statements. These statements are based on the Company's beliefs and the assumptions it made using information currently available to it. Because these statements reflect the Company's current views concerning future events, these statements involve risks, uncertainties and assumptions. The actual results could differ materially from the results discussed in the forward-looking statements. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of this press release. Accordingly, reference should be made to the Company's periodic filings with the Securities and Exchange Commission.

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